UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2019 (May 17, 2019)

Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC 201 Tresser Boulevard, Suite 400, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 504-1020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 Par Value	AYR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of New Directors
On May 17, 2019, the Board of Directors (the “Board”) of Aircastle Limited (the “Company”), pursuant to the Amended and Restated Shareholder Agreement, dated February 15, 2015, by and between the Company and Marubeni Corporation, appointed Takashi Kurihara to replace Gentaro Toya, who resigned from the Board on such date, as a Class III director until the Annual General Meeting of Shareholders in 2021 or until his office shall otherwise be vacated pursuant to the Company’s Bye-Laws. For information regarding the Amended and Restated Shareholder Agreement, please review the relevant disclosures under the heading, “Certain Relationships and Related Party Transactions” in the Company’s 2014 Proxy Statement, filed with the Securities and Exchange Commission (the “SEC”) on April 8, 2014 and the Company’s 2019 Proxy Statement, filed with the SEC on April 4, 2019, which disclosures are incorporated by reference herein. Mr. Kurihara has not been appointed to any Board committees and will not be separately compensated by the Company for his Board service.
Section 8 – Other Events.

Item 8.01	Other Events
On May 21, 2019, the Company announced that the Board increased the authorization to repurchase up to $100 million of the Company's common shares from $76 million that was remaining under the existing authorization.

Section 9 – Financial Statements and Exhibits.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1 Press release dated May 21, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED
(Registrant)

By:	/s/ Christopher L. Beers
Christopher L. Beers
Chief Legal Officer and Secretary

Date: May 21, 2019

EXHIBIT INDEX

Exhibit Number     Exhibit

99.1	Press Release dated May 21, 2019

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